UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10700 Parkridge Boulevard, Suite 600	20191
Reston, Virginia	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Non-Employee Director Compensation Arrangements
     On April 26, 2006, the Board of Directors of NII Holdings, Inc. (the “Company”) adopted changes to the cash compensation paid to non-employee directors of the Company for their service on the Board. The changes in non-employee director’s compensation are to (i) eliminate the payment of fees for attending meetings of the Board or its committees and (ii) increase the retainers received by non-employee directors.
     The annual retainer payable to non-employee directors under the new compensation arrangements will be $70,000. In addition, non-employee directors will receive the following annual retainer for serving on the specified committees. The chair of the Audit Committee and the Compensation Committee will receive $5,000 more than the retainer set forth below. All retainers will continue to be paid in arrears in quarterly installments.

Audit Committee	$25,000
Compensation Committee	$20,000
Other Committees	$15,000
Stock Option Agreements and Restricted Stock Award Agreements
     Attached as Exhibits to this filing are a form of (i) Executive Officer Restricted Stock Award Agreement, (ii) Executive Officer Nonqualified Stock Option Agreement, (iii) Non-employee Director Restricted Stock Award Agreement and (iv) Non-employee Director Nonqualified Stock Option Agreement. Each of the forms of agreement set forth, among other things, the terms relating to the vesting, forfeiture and, in the case of options, the manner in which the options may be exercised. The full text of each form of agreement is attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this report and is incorporated by reference into this Item 1.01.

     On April 26, 2006, the Board of Directors also made the following grants to non-employee directors and named executive officers of the Company, each of which has been reported in Form 4s on April 28, 2006 and will be made pursuant to the applicable form of agreement. All of the nonqualified stock options have an exercise price equal to $60.77.

	Restricted	Nonqualified
	Stock Awards	Stock Options
Non-employee Directors:
George A. Cope	5,000	10,000
John Donovan	5,000	10,000
Steven P. Dussek	5,000	10,000
Charles M. Herington	5,000	10,000
Carolyn Katz	5,000	10,000
Donald E. Morgan	5,000	10,000
John W. Risner	5,000	10,000

Named Executive Officers:
Steven M. Shindler	70,000	130,000
Lo van Gemert	50,000	85,000
Byron R. Siliezar	20,000	50,000
Jose Felipe	25,000	55,000
Robert J. Gilker	10,000	30,000
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Executive Officer Restricted Stock Award Agreement.

10.2	Form of Executive Officer Nonqualified Stock Option Agreement.

10.3	Form of Non-employee Director Restricted Stock Award Agreement.

10.4	Form of Non-employee Director Nonqualified Stock Option Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
Date: May 2, 2006	By:	/s/ Robert J. Gilker
Robert J. Gilker
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Executive Officer Restricted Stock Award Agreement.

10.2	Form of Executive Officer Nonqualified Stock Option Agreement.

10.3	Form of Non-employee Director Restricted Stock Award Agreement.

10.4	Form of Non-employee Director Nonqualified Stock Option Agreement.